United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of President of Diamond Hill Capital Management, Inc.

Effective on March 31, 2023, Jo Ann Quinif will be promoted to the role of President of Diamond Hill Capital Management, Inc. (“DHCM”), a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. (the “Company”). Ms. Quinif, age 47, currently serves as Chief Client Officer of DHCM and will continue to serve in this role after her promotion. Previously, she was Vice President, Director of Sales and Marketing with Weitz Investment Management, Inc. (an asset manager) from 2008 to 2017. Prior to that role, Ms. Quinif was with Ariel Capital Management (an asset manager), where she served as Vice President – Strategic Account Management from 2005 to 2008, and as Director of Advisory Services from 2003 to 2005. Earlier in her career, she served as Director of Marketing at Cincinnati Financial Corp. (an insurance company) from 2002 to 2003, as a financial analyst at Kendle International (a global clinical research organization) from 2001 to 2002, and as a commercial insurance underwriter at Cincinnati Financial Corp. Ms. Quinif has a Bachelor of Science in Business Administration degree from The Ohio State University and a Master of Business Administration from Xavier University. She also holds the Series 6, 26, 63 and 65 FINRA securities licenses.

There is no arrangement or understanding between Ms. Quinif and any other person pursuant to which Ms. Quinif was selected as an executive officer of the Company. Ms. Quinif has not been, and is not proposed to be, party to any transaction with the Company that would be reportable under Item 404(a) of Regulation S-K. Ms. Quinif does not have any family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or an executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	March 23, 2023	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer and Treasurer